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                                                                   EXHIBIT 99.5


                              CONSULTING AGREEMENT

         This Consulting Agreement ("Agreement") is entered into by Stanley
E. Fulton ("Fulton"), an individual, and Anchor Gaming, a Nevada corporation (the "Company").

         In consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Company and Fulton agree as follows:

         1. EFFECTIVE DATE. Effective ____________ (the "Effective Date"), Fulton's employment with the Company shall be converted into a consulting relationship. As of the Effective Date, and to the extent he has not already done so, Fulton hereby resigns all of his positions with the Company, and any subsidiary of the Company, including any position as an officer, director or executive employee of the Company and the Company accepts his resignation.

         2. CONSULTING SERVICES. Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to engage Fulton as a business consultant for the Term (as defined in Section 3). Fulton shall make himself reasonably available for consulting with the Company at such times during normal business hours as the Company may reasonably require, subject to Fulton's prior business and professional commitments, vacation plans and absences due to illness or injury. Fulton shall provide consulting services to the Company by telephone, or in Fulton's sole discretion, in person at the Company offices or other locations as reasonably requested by the Company based on the urgency of the matter(s) on which Fulton's services are sought. Nothing contained herein shall prevent Fulton from seeking or accepting other employment after the Effective Date, except as provided in Section 8.

         3. TERM AND TERMINATION.

            (a) The term of Fulton's engagement under this Agreement ("the Term") will commence on the Effective Date and continue until the tenth anniversary of the Effective Date.

            (b) Fulton may terminate his obligations to consult under Section 2 of this Agreement with thirty days written notice to the Company.

            (c) The Company may terminate its obligations under Section 4 of this Agreement in the event Fulton shall fail to comply with Sections 2, 8 and 9 of this Agreement; provided, however, that no such termination shall occur unless the Company first provides Fulton with written notice to cure. The notice to cure shall specify the acts or omissions that allegedly constitute Fulton's failure or refusal to perform his duties under Sections 2, 8 and 9 of this Agreement. Fulton shall have a reasonable opportunity (not to exceed 30 days after Fulton receives the notice to cure) to correct any failure or refusal to perform his duties under Section 2, 8 and 9 of

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this Agreement. If Fulton does not correct such failure or refusal to perform such duties within the 30 day period, termination shall become effective as of the end of such period.

            (d) Upon such termination becoming effective, no further payments will be made or benefits provided to Fulton or on his behalf pursuant to
Section 4 (other than to pay for any consulting services already provided), and the parties shall have no further rights or obligations under this Agreement, except as explicitly provided herein including Section 8, and except for Fulton's obligations pursuant to Section 9.

         4. COMPENSATION. As compensation for the performance of Fulton's services under this Agreement, the Company will provide as follows:

            (a) The Company will pay Fulton his present salary of Two Hundred Forty Five Thousand Dollars ($245,000), payable no less than bimonthly and in accordance with the Company's regular payroll practices;

            (b) The Company shall not reduce the compensation paid to Fulton hereunder by any federal, state or local taxes, or withholding, unless otherwise required by law and only after consultation with Fulton;

            (c) Fulton shall receive all Company benefit plans, medical, dental, vision, long- term disability, and short-term disability benefits or insurance programs, if any, on the same basis as are generally available to senior executives of the Company;

            (d) Fulton shall receive the privileges and perquisites that Fulton received prior to the Effective Date in his capacity as a senior executive level employee of the Company, but such privileges and perquisites shall not include those privileges and perquisites that Fulton enjoyed solely as an officer or director (including access to confidential information); and

            (e) The Company will provide Fulton with the same office, the same secretary (or another chosen by Fulton), the same supplies, equipment and services, all on a full time basis, as were provided to Fulton by the Company prior to the Effective Date.

         5. REIMBURSEMENT OF EXPENSES. The Company will reimburse Fulton for all his travel and entertainment expenses incurred in connection with authorized Company business, including, without limitation all first class airfare and hotels in Fulton's discretion. Fulton will provide the Company with the appropriate documentation to support each expense.

         6. AGE DISCRIMINATION IN EMPLOYMENT ACT WAIVER. Fulton hereby waives
(a) any and all claims under the Age Discrimination in Employment Act of 1967, 29 U.S.C. ss. 621 ET SEq (the "ADEA Claims") Fulton has against the Company (and its related individuals and entities) as of the date of his execution of this Agreement; and (b) any and all such ADEA Claims in exchange for consideration. Fulton acknowledges and agrees that (i) he has been, and is hereby, advised to consult with an attorney concerning his waiver of his ADEA Claims prior to executing it, and he has retained

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an attorney to provide him legal advice concerning his waiver of his ADEA
Claims; (ii) he has been, and is hereby, advised that he has a period of twenty-one days to consider his waiver of his ADEA Claims; and (iii) he may revoke such waiver of his ADEA Claims at any time during the seven days following the date of his execution of this Agreement, and this Agreement shall not become effective or enforceable until such revocation period has expired. The seven-day period of revocation shall commence upon the date of the Fulton's execution of this Agreement. In order to revoke his waiver of his ADEA Claims, Fulton shall deliver to the Company's counsel, prior to the expiration of said seven-day period, a written notice of cancellation. If Fulton does revoke his waiver of his ADEA Claims, the amounts to be paid to Fulton under Section 4(a) shall be reduced by ten-percent.

         7. COOPERATION AND INDEMNIFICATION. Fulton agrees to cooperate with the Company in connection with any future, potential or currently pending litigation, including without limitation, by providing information within Fulton's knowledge to the Company and by making himself reasonably available to testify in any action as reasonably requested by the Company. With respect to any such litigation, in the event Fulton is named as a defendant by any party thereto, the Company shall be responsible for providing a defense to, and indemnifying, Fulton, to the same extent and under the same conditions as if he were an officer or director of the Company, with respect to any litigation including any third party litigation or other proceeding arising from his lawful activities on behalf of the Company and the discharge of his duties as an employee or consultant to the Company. In the event that the interests of Fulton and the Company in litigation should become adverse, Fulton shall be entitled to select his own counsel, and the costs of Fulton's defense, including attorney's fees and any cost of settlement, shall be paid by the Company in full, as they are incurred and in advance of the final disposition of the litigation or proceeding.

         8. RESTRICTIVE COVENANT. For a period ending on the later of (a) the second (2nd) anniversary of this Agreement, or (b) one (1) year after any termination of this Agreement prior to the end of the Term, but in no event any longer than the Term of this Agreement, Fulton will not

          a)   enter into any competitive bidding process in any jurisdiction
               (x) in which the Company or its subsidiaries has submitted a bid or (y) for on-line lottery contracts;

          b) actively induce any employee or consultant of Anchor or its subsidiaries to enter any employment or consulting arrangement with any entity in which Fulton owns more than a 10% equity interest and which is in a business competitive with that of Anchor or its subsidiaries;

          c) have or beneficially own any security (or similar participation in the profits) issued by any entity that develops, manufactures or distributes gaming machines, except

                  (i) Fulton may beneficially own an equity interest not to
               exceed 10% of the total equity interests of such an entity and its consolidated affiliates, provided that such equity interest will not involve funds being contributed to or for the benefit of such entity; and

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                  (ii) Fulton may beneficially own any amount of equity in an entity engaged in the slot distribution business (but that does not develop or manufacture gaming machines), if such entity's slot distribution business is less than ten percent (10%) of its total revenues and its slot distribution revenues are less than $10,000,000.

         Notwithstanding anything to the contrary in this Agreement, nothing in this Section 8 shall prohibit Fulton from owning any security (or similar participation in the profits) issued by Station Casinos.

         9. ACKNOWLEDGMENT OF INTELLECTUAL PROPERTY. Fulton acknowledges and covenants not to challenge the validity of all patents, copyrights, trademarks, trade secrets, and mask works owned by the Company and currently existing at the time of the execution of this Agreement.

         10. INJUNCTIVE RELIEF. Each party acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each party will be entitled to specific performance and injunctive and other equitable relief in case of any breach or attempted breach, and agrees not to use as a defense that any party has an adequate remedy at law. This Agreement shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection herewith. Such remedy shall not be exclusive and shall be in addition to any other remedies now or hereafter existing at law or in equity, by statute or otherwise. No delay or omission in exercising any right or remedy set forth in this Agreement shall operate as a waiver thereof or of any other right or remedy and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

         11. ARBITRATION. In the event that the there is any dispute between the parties under this Agreement, within three (3) days after receipt by a party of a request to do so from the other party, or a person authorized to act on behalf of such party, the parties shall meet in Las Vegas, Nevada and attempt to resolve the dispute. If they are unable to do so within ten (10) days after receipt of the first request for a meeting, the dispute shall be settled by arbitration as herein provided.

         Arbitration shall be initiated and required by giving notice specifying the matter to be arbitrated. Except as provided to the contrary in these provisions on arbitration, the arbitration shall be in conformity with and subject to applicable rules and procedures of the American Arbitration Association. If the American Arbitration Association is not then in existence or for any reason fails or refuses to act, the arbitration shall be in conformity with and subject to the provisions of the Nevada Uniform Arbitration Act as then in effect. The arbitrators shall be persons experienced in the subject matter of the arbitration and they shall be bound by this Agreement. All arbitrators shall be impartial and unrelated, directly or indirectly, so far as employment of services is concerned, to the parties to the arbitration.

         There shall be three (3) arbitrators appointed as follows:

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         (a) Within seven (7) days after notice requiring arbitration, each party shall appoint one arbitrator and give notice of the appointment to the other party.

         (b) The two arbitrators shall choose a third arbitrator within three
(3) days after appointment of the second.

         (c) If either party fails to appoint an arbitrator, or if the two arbitrators fail to choose a third, the appointment shall be made by the American Arbitration Association.

         (d) Either party may, by notice given before commencement of the arbitration hearing, consent to arbitration by the arbitrator appointed by the other party. In that event, no further appointments of arbitrators shall be made and any other arbitrators previously appointed shall be dismissed.

         All arbitration proceedings shall be held in Las Vegas, Nevada. The arbitrator(s) shall investigate the facts and shall hold hearings at which the parties may present evidence and arguments, be represented by counsel and conduct cross-examination. The arbitrator(s) shall render their written decision upon the matter presented to them by majority vote within thirty
(30) days after the date upon which the last arbitrator is appointed. The arbitrator(s) shall apply Nevada substantive law and Nevada evidentiary law to the proceeding. The arbitrator(s) shall have the power to grant all legal and equitable remedies and award compensatory damages provided by Nevada law. Punitive or exemplary damages shall not be awarded for any breach or alleged breach of this Agreement and the parties waive any right to seek, claim or receive such punitive or exemplary damages. The arbitrator(s) shall be bound by the terms of this Agreement. The arbitrator(s) shall not be empowered or authorized to add to, subtract from, delete or in any other way modify, the terms of this Agreement. The arbitrator(s) shall prepare in writing and provide to the parties an award including factual findings and the reasons on which the decision is based. The decision of the arbitrator(s) shall be final and binding on the parties and judgment thereon may be entered by any court having jurisdiction. Each party shall bear its own expenses of the arbitration including without limitation attorney fees and the parties shall divide the arbitration expenses and fees equally. The parties waive any right they may have to a trial de novo regarding the subject matter of the dispute resolved by such arbitration.

         12. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, or by facsimile, and shall be deemed given on the first business day delivery is attempted or upon receipt, whichever is sooner (or upon facsimile confirmation) and shall be delivered as follows:

                  if to the Company, to:

                           Anchor Gaming
                           815 Pilot Road, Suite B
                           Las Vegas, Nevada 89119

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                           Attention: David D. Johnson, Esq.

                  with a copy so mailed to:

                           Irell & Manella LLP 1800 Avenue of the Stars, Suite 900 Los Angeles, CA 90067 Attention: Kevin McGeehan, Esq.

                  if to Fulton, to:

                           Stanley E. Fulton
                           815 Pilot Road, Suite B
                           Las Vegas, Nevada 89119

                  with a copy so mailed to:

                           Lionel Sawyer & Collins 300 South Fourth Street, Suite 1700
                           Las Vegas, Nevada 89101
                           Attention:  Anthony Cabot, Esq.

         13. ASSIGNABILITY AND ENFORCEABILITY. This Agreement shall be binding on and enforceable by the parties and their respective successors and permitted assigns. No party may assign or delegate any of its rights, benefits, duties or obligations under this Agreement to any person or entity without the prior written consent of the other party hereto. No such assignment or delegation shall relieve the Company or Fulton, as the case may be, of its obligations or duties under this Agreement.

         14. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement shall be binding on any party unless consented to in writing by such party. No waiver of any provision of this Agreement shall be construed as a waiver of any other provision nor shall any waiver constitute a continuing waiver unless otherwise expressly provided. No provision of this Agreement shall be deemed waived by a course of conduct, unless such waiver is in writing signed by all parties and stating specifically that it was intended to modify this Agreement.

         15. ENTIRE AGREEMENT. This Agreement, the Stock Purchase Agreement of even date herewith among the Company, Fulton and other parties thereto, and the agreements referenced therein, constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written agreements, understandings, negotiations and discussions and all prior and contemporaneous oral agreements, understandings, negotiations and discussions. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral or otherwise, relating to the subject matter hereof except as herein provided.

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         16. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         17. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the choice of law provisions thereof. 19. CONSTRUCTION. The parties hereto agree that this Agreement is the product of negotiation between sophisticated parties and individuals, all of whom were represented by counsel, and each of whom had an opportunity to participate in and did participate in, the drafting of each provision hereof. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly or in favor of or against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of construction that any ambiguity shall be resolved against the drafting party.

         20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                        ANCHOR GAMING

                                        By:
                                            -------------------------------

                                        Name:
                                              -----------------------------

                                        Title:
                                               ----------------------------



                                        -----------------------------------
                                        STANLEY E. FULTON



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